UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2010

California Pizza Kitchen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31149	95-4040623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6053 West Century Boulevard, 11th Floor Los Angeles, California	90045-6438
(Address of principal executive offices)	(Zip Code)

(310) 342-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 27, 2010, the Compensation Committee of the Board of Directors of California Pizza Kitchen, Inc. (the “Company”) set quarterly bonus targets applicable to Larry S. Flax and Richard L. Rosenfield, co-Chief Executive Officers, and Susan M. Collyns, Chief Operating Officer and Chief Financial Officer, in respect of operating results for the three-quarters performance period beginning on April 5, 2010 and ending on January 2, 2011. The targets are based on EBITDA After Pre-Opening Costs and are payable pursuant to the Company’s 2005 Executive Bonus Plan approved by stockholders.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 3, 2010	California Pizza Kitchen, Inc. a Delaware corporation

	By:	/s/ TODD B. SLAYTON
Chief Accounting Officer and Senior Vice-President Corporate Finance